UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan L. Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Report to Stockholders.

(a)

Kayne Anderson
Renewable Infrastructure Fund

Annual Report
December 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.kaynefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor by sending an email request to mutualfunds@kaynecapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can send an email request to  mutualfunds@kaynecapital.com. to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

February 23, 2021

Dear Shareholder,

We hope that you and your family have been able to remain safe and healthy during these difficult times. Due to the global impact of the COVID-19 pandemic, 2020 will almost certainly be remembered as one of the most economically disruptive periods in recent history. In response to the pandemic, nations across the globe have taken extraordinary steps to control the spread of the virus and lessen the economic fallout. With a backdrop of positive vaccine news, recovering economic indicators, falling political uncertainty (post-election), and continued accommodative central bank policies, investors found many reasons to be optimistic (even euphoric) late in the year. As a result, global equity markets rapidly recovered from the COVID-19 related sell-off in early 2020 and finished the year near record highs.

The Kayne Anderson Renewable Infrastructure Fund (the “Fund”) Institutional class, traded under the symbol KARIX, generated a total return of 28.54% since its inception date of July 23, 2020. In November 2020, Kayne Anderson supplemented its existing Institutional class with a new Retail class of shares, trading under the symbol KARRX, which returned 9.54% since the date of its first available NAV on November 30, 2020. The Fund’s primary benchmark, the S&P Global BMI (USD Hedged) Net TR Index, generated a total return of 14.8% for the year, which is remarkable considering the market environment we found ourselves in back in March. Global infrastructure and utility indices underperformed the S&P Global BMI Index in 2020, primarily impacted by economically sensitive sectors like airports, toll roads, and pipelines – all of which were heavily impacted by COVID-19. The Fund’s secondary benchmark, the S&P Global Infrastructure (USD Hedged) Net TR Index, generated a total return of -8.9% for 2020.

We are pleased with the Fund’s performance this year, which we believe reflected continued strong growth execution from the companies in our portfolio, increased investor enthusiasm, and more fund flows into renewable infrastructure investment opportunities. We are optimistically looking forward to 2021 and the opportunities in store.

Renewable Infrastructure and Energy Industry Update

We believe 2020 will come to be viewed as a pivotal year for the renewable energy industry. An interesting, indirect effect of COVID-19 is that it seems to have accelerated the pace of the global energy transition on many fronts. First, the direct impacts of the virus on global economic conditions allowed the renewable power industry to demonstrate the defensive nature of its contracted, cash-generative assets. Because wind and solar assets often have simple operations that generally do not require full-time on-site personnel, our portfolio holdings were not as heavily impacted by the social distancing and logistical headaches seen in many other infrastructure or industrial sectors. As a result, most of our portfolio holdings continued to deliver on their expected operations and development targets for the year.

The more economically sensitive “traditional” energy sector saw a far different picture, where lower commodity prices hit companies hard, further widening the cost of capital spread between fossil fuel energy and renewable energy. Some large global energy companies took steps to further accelerate their energy transition ambitions and scale back their investment exposure to traditional exploration and production (E&P) companies. The decline in market electricity prices related to COVID-19’s impact on demand in mid-2020 also helped accelerate the retirement of some coal power plants worldwide.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

The broader renewable energy sector also benefitted from the global stimulus measures enacted to soften the economic blow from COVID-19. In Europe, stimulus measures had a specific “green” component, where investments were required to be consistent with the EU’s emission reduction targets. In the U.S., renewables received various tax credit extensions in two separate stimulus bills that prolong some favorable economic arrangements on new developments. This has reduced the potential for a lull in development pace in the early 2020s when the tax credits were previously expected to expire.

The Fund’s performance in the fourth quarter was impacted by recent U.S. political developments, including the election of President Joe Biden and passage of the COVID-19 Relief Package, which contained tax credit extensions for wind & solar development. These political developments and the increase of renewable energy stock prices in recent months combined to create a significant amount of market optimism for the U.S. clean energy industry.

While the renewables industry would likely continue its rapid growth under another Trump administration, we believe a Biden administration may take a more aggressive federal-level approach to accelerate the energy transition. This could include measures to boost renewable power investment, the establishment of net-zero emissions targets upon re-joining the Paris Agreement, and general promotion of a more rapid shift to what the Biden campaign called a “100% clean energy economy”. This has not been lost on investors, who drove up renewable energy stock prices in recent months, contributing to our strong performance in the fourth quarter. But while there are valid reasons for optimism, the substance of any legislation and executive orders remains to be seen.

We believe the U.S. is a particularly important market in the global renewables industry and is a key growth region for most of our portfolio companies, including many of our holdings listed in Europe, Canada, and elsewhere. The U.S. renewable energy sector was on pace for a record year in 2020. According to the American Wind Energy Association, the U.S. installed a record-breaking 2,000 megawatts of wind power in the third quarter of 2020. The domestic solar industry also achieved new records during the year, with solar accounting for 43% of all U.S. electricity generation capacity additions through Q3, according to Wood Mackenzie. October data from the Energy Information Administration (EIA) shows U.S. solar power generation was up 23%, and wind power was up 12% year-over year. These market share gains came primarily at the expense of coal generation, which was down 22% year-over-year.

While the U.S. has enormous potential for renewable power and is perhaps the most exciting growth market, wind and solar still only comprise approximately 10% of total domestic power generation (approximately 20% including hydro). We can look to Europe for a sense of what is coming on the energy transition front. The EU achieved a historic first in 2020, with renewable energy becoming the dominant source of power on the grid, surpassing fossil fuels for the first time in history. Renewable energy (including hydro) comprised 38% of the EU’s electricity generation, up from 34% in 2019. Wind and solar output increased 10% compared to 2019, and coal output fell by 20%.

While the EU has always been at the forefront of renewable investment and aggressive climate targets, some countries have lagged on the energy transition front accelerated their efforts during the year. For example, China (the world’s largest emitter of carbon dioxide) pledged to become CO2-neutral by 2060. For a country where coal plants are still actively under construction, this would be a tremendous achievement and will require truly massive investments in renewables, carbon capture, electric transportation infrastructure, and likely other technological innovations down the road. But China has shown an ability to undertake jaw-dropping levels of renewables investment already. For example, they connected a record-breaking 72 gigawatts of wind power to the grid in

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

2020, equating to approximately two-thirds of all the wind power currently in operation in the U.S. China accomplished this in one year, during a pandemic…so don’t bet against China in the energy transition. Poland also receives an honorable mention for achievement on de-carbonization policies. The country is a notable outlier in Europe, generating over 70% of its electricity from coal. The government is planning significant renewable infrastructure investments over the coming years, turning the country into an exciting growth market for onshore and offshore wind. Further, several companies in the Fund’s portfolio are currently pursuing growth projects in Poland that will help meaningfully transform the country’s generation mix in coming years.

Though we believe political and regulatory tailwinds are firmly at the back of the renewable energy industry around the world today, we are always vigilant about specific regional risks that our companies could be exposed to. For example, France is a country that is generally supportive of renewables and pursuing significant growth in new capacity onshore and offshore. But in late 2020, the National Assembly approved a draft law that would retroactively cut tariffs awarded to certain renewable power contracts signed in the early 2000s – some of which were at very high subsidized prices. If such a measure were signed into law, we believe the actual impact on our portfolio would be very limited. But this development did prompt a lot of work on our side and several conversations with portfolio companies that own some older French solar assets to better understand their exposure. This is an example of the types of risks that can pop up from time to time in renewable energy investing.

2021 Outlook

As we enter 2021, we are probably more excited than ever about the industry outlook for the renewable energy sector. With Democrats now leading the Presidency, House, and Senate, and Biden declaring “climate” to be a key component of his mandate, we expect the renewable energy industry to be a beneficiary over the next several years. As the global energy transition continues to accelerate, the growth opportunities for companies in the Fund’s portfolio seem nearly limitless. Most of these companies have spent many years anticipating this transformation of our current energy systems and scaling up their development capabilities. We believe these companies are best positioned to take full advantage of the benefits provided by renewable energy, such as lower cost, emission-free power.

The good news for us as fundamental long-term investors in the renewable infrastructure industry is that the increased investor enthusiasm and funds flow has created significant new opportunities that we expect to take advantage of going forward. While some pure-play developers and many “clean tech” companies have seen huge gains in value on future growth expectations, renewable power companies and green utilities with more complex or transitioning businesses have not enjoyed the same popularity. Many of the infrastructure companies we hold in our portfolio own some of the most impressive and valuable renewable power businesses in the world, with huge growth potential. But these assets sit within the same company as regulated utility assets or remaining fossil fuel power plants that may obscure this value, deter some investors, and keep these companies out of some popular clean energy ETFs.

We are confident that the vast majority of our portfolio’s equity value consists of existing infrastructure assets or assets that have been secured for the near future, rather than value predicated on expectations of unidentified future growth. We believe our current portfolio can generate targeted returns going forward, underpinned by a combination of attractive portfolio cash flow yield and visible growth.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

We also expect the supply of new infrastructure investment opportunities in public markets to grow meaningfully in 2021. We have seen our renewable infrastructure investment universe more than double in size over the past three years. Given the increased investor appetite for renewable energy investments, we expect more high-quality renewable infrastructure assets to find their way to the public markets in 2021, either in the form of new IPOs or as carve-outs of renewable energy businesses from larger companies or state-owned entities. We will also continue to see conventional power companies and utilities choosing to make a significant shift in their business strategy towards renewables.

We enter 2021 with the wind firmly at our backs on the industry front and a larger, more diverse investment opportunity set than we have ever had in the past. The challenge will be to stay disciplined on our valuation parameters, orient the portfolio to benefit from future opportunities, and diligently monitor the portfolio and broader renewable infrastructure industry for unexpected risks. We believe we are in for an exciting year ahead and appreciate your investment in the Fund.

With best regards,

Justin Campeau	J.C. Frey	Jody Meraz
Portfolio Manager	Portfolio Manager	Portfolio Manager

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Past performance is not a guarantee of future results.

The information contained herein has been prepared by Kayne Anderson Capital Advisors, L.P. and reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. These views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund. Any statements or facts contained herein derived from third-party sources are believed to be reliable but are not guaranteed as to their accuracy or completeness.

Mutual fund investing involves risk. Principal loss is possible. An investment in the Fund could suffer loss. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Diversification does not assure a profit or protect against loss in a declining market. Because the Fund invests in Renewable Infrastructure Companies, the value of the Fund shares may be affected by events that adversely affect companies in that industry. The Fund has investments in non-U.S. issuers or U.S. issuers with significant non-U.S. operations, which may be subject to additional political, social, regulatory, and economic risks. As a result, the Fund may be exposed to risks that the exchange rate of the U.S. dollar relative to other currencies may change in a manner that could have an adverse effect on the gain and loss generated from the fund’s investments denominated in currencies other than the U.S. dollar. Market risk is the potential for changes in the fair value of financial instruments from market changes, including fluctuations in market price. Market risk is directly affected by the volatility and liquidity in markets in which the related underlying assets are traded.

Return on equity capital measures a company’s profitability relative to the company’s stockholders equity. Cash flow measures the cash generating capability of a company, usually calculated by measuring a company’s cash from operations, and subtracting capitalized investments and other uses of corporate cash. Cash flow yield measures a company’s cash flow relative to the company’s stockholders equity. The S&P Global BMI (Broad Market Index) (USD Hedged) is designed to capture the global, investable opportunity set. Spanning 50 developed and emerging market countries and more than 11,000 companies, it tracks over 99% of each constituent country’s available market capitalization. Over 200,000 subindices are broken down by country, region, size, GICS® sector, and style, helping investors act on views broad and narrow. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar. The S&P Global Infrastructure Index (USD Hedged) is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar. It is not possible to invest directly in an index.

This communication is provided for informational purposes only. This communication shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of any securities in any jurisdiction in which such offer or sale is not permitted. Nothing contained in this communication is intended to recommend any investment policy or investment strategy or take into account the specific objectives or circumstances of any investor. Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Distributed by Quasar Distributors, LLC.
Member FINRA/SIPC.
NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Value of $250,000 Investment (Unaudited)

The chart assumes an initial investment of $250,000 on the date of inception. Performance includes gains or losses plus income and the reinvestment of all dividends and interest. All returns reflect the deduction of all actual fees and expenses, without provision for state or local taxes. Performance would have been lower without fee waivers in effect. Performance data quoted represents past performance since inception on July 23, 2020 through December 31, 2020. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. Current performance of the Fund may be higher or lower than the performance quoted. Short term performance, in particular, is not a good indication of the Fund’s future performance and an investment should not be made based solely on returns.

Rates of Return (%) – As of December 31, 2020

Since Inception(1)(2)
Class I	28.54%
S&P Global BMI (USD Hedged) Net TR(3)	16.57%
S&P Global Infrastructure Index (USD Hedged) Net TR(4)	8.74%

Retail Class	9.54%
S&P Global BMI (USD Hedged) Net TR(3)	4.16%
S&P Global Infrastructure Index (USD Hedged) Net TR(4)	1.45%

(1)	Inception Date of Class I was July 23, 2020.
(2)	Inception date of Retail Class was November 16, 2020. Since inception performance reflected since the first available NAV date of November 30, 2020.
(3)
The S&P Global BMI (Broad Market Index) (USD Hedged) is designed to capture the global, investable opportunity set. Spanning 50 developed and emerging market countries and more than 11,000 companies, it tracks over 99% of each constituent country’s available market capitalization. Over 200,000 subindices are broken down by country, region, size, GICS® sector, and style, helping investors act on views broad and narrow. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar. It is not possible to invest directly in an index.

(4)
The S&P Global Infrastructure USD Hedged Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar. It is not possible to invest directly in an index.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Expense Example (Unaudited)
December 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)
	Expense Ratio	Account Value	Account Value	(7/23/2020 to
	(12/31/2020)	(7/23/2020)	(12/31/2020)	12/31/2020)
Class I
Actual(3)	1.30%	$1,000.00	$1,285.40	$6.53
Hypothetical (5% annual return
before expenses)	1.30%	$1,000.00	$1,021.99	$5.77

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(2)
	Expense Ratio	Account Value	Account Value	(11/30/2020 to
	(12/31/2020)	(11/30/2020)	(12/31/2020)	12/31/2020)
Retail Class
Actual(3)	1.55%	$1,000.00	$1,095.40	$1.38
Hypothetical (5% annual return
before expenses)	1.55%	$1,000.00	$1,002.92	$1.31

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 161/366 to reflect its initial period.
(2)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 32/366 to reflect its initial period.
(3)	Based on the actual returns for the initial periods through December 31, 2020 of 28.54% and 9.54% for Class I and Retail Class, respectively.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Allocation of Portfolio(1) (Unaudited)
As of December 31, 2020
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of December 31, 2020
(% of Net Assets)

Brookfield Renewable(2)	6.75%
Atlantica Sustainable Infrastructure plc	4.52%
Terna Energy SA	4.40%
Enel SpA	4.29%
Neoen SA	3.80%
EDP Renovaveis SA	3.70%
Scatec ASA	3.37%
Enviva Partners LP	3.34%
Innergex Renewable Energy, Inc.	3.34%
Orsted A/S	3.31%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Includes ownership of Brookfield Renewable Corporation (4.57% of Net Assets) and Brookfield Renewable Partners LP (2.18% of Net Assets).

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Schedule of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS – 90.44%

Biomass Infrastructure – 6.40%
Albioma SA (a)	23,440	$1,341,022
Enviva Partners LP	32,200	1,462,524
		2,803,546
Green Utilities – 25.13%
AB Ignitis Grupe – GDR (a)(b)(c)	21,500	522,680
Algonquin Power & Utilities Corporation (a)	63,920	1,052,123
Avangrid, Inc.	16,400	745,380
Centrais Eletricas Brasileiras SA (a)	51,400	365,920
EDP – Energias de Portugal SA (a)	218,456	1,371,132
Enel SpA (a)	184,781	1,880,086
EVN AG (a)	27,100	587,278
Iberdrola SA (a)	99,640	1,431,848
NextEra Energy, Inc.	18,340	1,414,931
SSE plc (a)	39,400	807,039
Xcel Energy, Inc.	12,371	824,775
		11,003,192
Renewable Energy Developers – 17.28%
Encavis AG (a)	47,375	1,236,252
Falck Renewables SpA (a)	108,976	883,330
Neoen SA (a)(c)(d)	21,652	1,662,518
RENOVA, Inc. (a)(c)	10,000	385,063
Scatec ASA (a)(d)	37,048	1,475,415
Terna Energy SA (a)	119,374	1,924,987
		7,567,565
Renewable Power Companies – 27.92%
Acciona SA (a)	9,000	1,287,820
The AES Corporation	38,300	900,050
Brookfield Renewable Corporation, Class A (a)	34,356	2,001,924
Brookfield Renewable Partners LP (a)	22,145	955,535
China Longyuan Power Group Corporation Ltd. (a)	798,000	802,391
EDP Renovaveis SA (a)	58,437	1,618,597
ERG SpA (a)	21,400	614,847
Innergex Renewable Energy, Inc. (a)	68,009	1,462,335
Northland Power, Inc. (a)	31,533	1,131,363
Orsted A/S (a)(d)	7,081	1,448,810
		12,223,672

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Schedule of Investments – Continued
December 31, 2020

	Shares	Value
Wind & Solar Yield Companies – 13.71%
Atlantica Sustainable Infrastructure plc (a)	52,073	$1,977,733
Canadian Solar Infrastructure Fund, Inc. (a)(c)	313	404,668
Clearway Energy, Inc., Class A	9,100	268,905
Clearway Energy, Inc., Class C	30,576	976,292
NextEra Energy Partners LP	15,478	1,037,800
TransAlta Renewables, Inc. (a)	57,930	990,303
Xinyi Energy Holdings Ltd. (a)	512,000	347,723
		6,003,424
Total Common Stocks
(Cost $29,991,500)		39,601,399

SHORT-TERM INVESTMENTS – 9.46%
Money Market Fund
First American Treasury Obligations Fund, Class X, 0.04% (e)	4,141,784	4,141,784
Total Short-Term Investments
(Cost $4,141,784)		4,141,784
Total Investments
(Cost $34,133,284) – 99.90%		43,743,183
Other Assets In Excess Of Liabilities – 0.10%		42,023
Net Assets – 100.00%		$43,785,206

(a)	Foreign security.
(b)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next twelve month period.
(c)	Non-income producing security.
(d)
Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.  These securities are deemed to be liquid by the Adviser. As of December 31, 2020, the value of these investments were $4,586,743, or 10.5% of total net assets.

(e)	The rate quoted is the annualized seven-day effective yield as of December 31, 2020.

At December 31, 2020, the Fund’s geographic allocation was follows:

Geographic Location	% of Common Stock
Europe/U.K.	55.73%
United States	19.27%
Canada	19.18%
Australia, Brazil, Japan & Other	5.82%

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Schedule of Open Forward Currency Contracts*
December 31, 2020
							Unrealized
Settlement	Currency to be		Value	Currency to be		Value	Appreciation
Date	Delivered		(USD)	Received		(USD)	(Depreciation)**
6/30/21	1,739,839	BRL	$332,935	331,619	USD	$331,619	$(1,316)
6/30/21	3,968,808	CAD	3,118,833	3,090,972	USD	3,090,972	(27,861)
6/30/21	7,569,406	DKK	1,247,469	1,248,665	USD	1,248,665	1,196
6/30/21	12,474,557	EUR	15,301,505	15,312,125	USD	15,312,125	10,620
6/30/21	546,863	GBP	748,569	738,375	USD	738,375	(10,194)
6/30/21	7,594,560	HKD	979,880	978,996	USD	978,996	(884)
6/30/21	69,788,973	JPY	677,401	674,485	USD	674,485	(2,916)
6/30/21	11,519,495	NOK	1,342,447	1,329,857	USD	1,329,857	(12,590)
			$23,749,039			$23,705,094	$(43,945)

BRL – Brazilian Real
CAD – Canadian Dollar
DKK – Danish Krone
EUR – Euro
GBP – British Pound Sterling
HKD – Hong Kong Dollar
JPY – Japanese Yen
NOK – Norwegian Krone
USD – U.S. Dollar

*	Bannockburn Global Forex, LLC is the counterparty for all open forward currency contracts held by the Fund as of December 31, 2020.
**	Unrealized appreciation is a receivable and unrealized depreciation is a payable.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Investments, at value (Cost $34,133,284)	$43,743,183
Cash	14,115
Foreign currency, at value (Cost $3,022)	3,030
Receivable for fund shares sold	1,302,485
Dividends and interest receivable	39,672
Return of capital receivable	1,964
Prepaid expenses and other receivables	42,429
Total assets	45,146,878

LIABILITIES:
Payable to broker for settlement of expired forward currency contracts	1,241,162
Payable for forward currency contracts, net	43,945
Payable for audit fees	21,000
Payable for fund administration and fund accounting fees	18,705
Payable to Adviser	16,589
Payable for compliance fees	2,500
Payable for transfer agent fees and expenses	7,468
Payable for custodian fees	3,785
Distribution fees payable	14
Accrued expenses and other liabilities	6,504
Total liabilities	1,361,672
NET ASSETS	$43,785,206

NET ASSETS CONSISTS OF:
Paid-in capital	$29,083,633
Total distributable earnings	14,701,573
Total net assets	$43,785,206

	Class I	Retail Class
	Shares	Shares
Net assets	$43,694,463	$90,743
Shares issued and outstanding(1)	3,410,719	7,081
Net asset value, offering, and redemption price per share	$12.81	$12.82

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statement of Operations
For the Period Ended December 31, 2020(1)

INVESTMENT INCOME:
Dividend income (net of foreign withholding taxes of $14,099)	$174,735
Interest income	989
Total investment income	175,724

EXPENSES:
Investment advisory fees (See Note 3)	143,599
Fund administration and fund accounting fees (See Note 3)	48,716
Audit fees	21,000
Transfer agent fees (See Note 3)	18,136
Federal and state registration fees	16,793
Legal fees	10,230
Custodian fees (See Note 3)	9,519
Compliance fees (See Note 3)	6,542
Trustees’ fees (See Note 3)	5,312
Reports to shareholders	3,139
Insurance fees	401
Distribution fees – Retail Class (See Note 5)	14
Other	3,431
Total expenses before reimbursement	286,832
Less: Expense reimbursement by Adviser (See Note 3)	(100,140)
Net expenses	186,692
NET INVESTMENT LOSS	(10,968)

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	189,188
Forward currency contracts	(961,211)
Foreign currency transactions	(5,684)
Net realized gain (loss)	(777,707)
Net change in unrealized appreciation/depreciation on:
Investments	9,609,899
Forward currency contracts	(43,945)
Foreign currency translation	135
Net change in unrealized appreciation/depreciation	9,566,089
Net realized and change in unrealized gain (loss) on investments	8,788,382
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,777,414

(1)	Inception date of the Fund was July 23, 2020.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statement of Changes in Net Assets

Period Ended
December 31, 2020(1)
OPERATIONS:
Net investment loss	$(10,968)
Net realized loss on investments, forward currency
contracts, and foreign currency transactions	(777,707)
Change in unrealized appreciation/depreciation on investments,
forward currency contracts, and foreign currency translation	9,566,089
Net increase in net assets resulting from operations	8,777,414

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings
Class I	(102,490)
Retail Class	(101)
From return of capital
Class I	(21,231)
Retail Class	(21)
Total distribution to shareholders	(123,843)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	35,131,635

NET INCREASE IN NET ASSETS	43,785,206

NET ASSETS:
Beginning of period	—
End of period	$43,785,206

(1)	Inception date of the Fund was July 23, 2020.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statement of Changes in Net Assets – Continued

(2)	A summary of capital share transactions is as follows:

SHARE TRANSACTIONS:
	For the Period Ended
	December 31, 2020
	Shares	Amount
Class I
Issued	684,327	$7,792,584
Issued in transfer-in-kind	2,732,814	27,328,138
Issued to holders in reinvestment of dividends	3,400	39,654
Redeemed	(9,822)	(112,724)
Net increase in Class I	3,410,719	$35,047,652
Retail Class
Issued	7,077	$83,937
Issued to holders in reinvestment of dividends	4	46
Net increase in Retail Class	7,081	$83,983
Net increase in shares outstanding	3,417,800	$35,131,635

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Financial Highlights

Period Ended
December 31, 2020(1)
Class I

PER SHARE DATA(2):
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	—
Net realized and unrealized gain on investments	2.85
Total from investment operations	2.85

LESS DISTRIBUTIONS FROM:
Net realized gains	(0.03)
Return of capital	(0.01)
Total distributions	(0.04)
Net asset value, end of period	$12.81

TOTAL RETURN(4)	28.54%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$43,694
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	2.01%
After expense reimbursement(5)	1.30%
Ratio of net investment income to average net assets	-0.08%
Portfolio turnover rate(4)(6)	11%

(1)	Inception date of Class I shares was July 23, 2020.
(2)	For a Class I share outstanding for the period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long term positions throughout the period.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Financial Highlights

Period Ended
December 31, 2020(1)
Retail Class

PER SHARE DATA(2):
Net asset value, beginning of period	$11.72

INVESTMENT OPERATIONS:
Net investment income(3)	—
Net realized and unrealized gain on investments	1.12
Total from investment operations	1.12

LESS DISTRIBUTIONS FROM:
Net realized gains	(0.01)
Return of capital	(0.01)
Total distributions	(0.02)
Net asset value, end of period	$12.82

TOTAL RETURN(4)	9.54%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$91
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	2.02%
After expense reimbursement(5)	1.55%
Ratio of net investment income to average net assets	-0.41%
Portfolio turnover rate(4)(6)	11%

(1)	Inception date of the Retail Class was November 30, 2020.
(2)	For a Retail Class share outstanding for the period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long term positions throughout the period.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements
December 31, 2020

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Kayne Anderson Renewable Infrastructure (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser, Kayne Anderson Capital Advisors, L.P. (the “Adviser”), is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing and operation services to the Fund. The primary investment objective of the Fund is to provide total return through a combination of current income and capital appreciation.

The Fund commenced operations on July 23, 2020. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Class I and Retail Class shares. The  Retail Class commenced operations on November 30, 2020.  Neither class of shares have any front end sales loads or deferred sales charges. Retail Class shares are subject to a distribution fee and shareholder servicing fee of up to 0.25% of average daily net assets. Class I shares are not subject to a distribution fee nor a shareholder servicing fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2020

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy. In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Forward currency contracts maturing in two or fewer days are valued at the spot rate. Forward currency contracts maturing in three days or more are valued at the midpoint prices calculated by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded options and Flexible Exchange® options (“FLEX options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, the last sale or settlement price may be used. For non-exchange traded options, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded. The settlement price is the average of the prices at which a futures contract trades immediately before the close of trading for the day. Equity swap contract prices are determined by using the same methods used to price the underlying security. These securities are categorized in Level 1 or Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2020

various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2020:

Assets	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stock(1)	$19,649,640	$19,951,759	$—	$39,601,399
Short-Term Investments	4,141,784	—	—	4,141,784
	$23,791,424	$19,951,759)	$—	$43,743,183
Liabilities
Other Instruments
Forward Currency Contracts	$—	$(43,945)	$—	$(43,945)
	$—	$(43,945)	$—	$(43,945)

(1)	Please refer to the Schedule of Investments to view common stocks segregated by industry type.

During the period ended December 31, 2020, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Forward Currency Contracts – The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund utilizes forward contracts for foreign currency hedging purposes, volatility management purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund holds forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. Refer to Note 2 A. for a pricing description. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 I. for further counterparty risk disclosure.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2020

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the net amount receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 K. for further derivative disclosures.

C.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

D.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

E.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

F.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Certain dividends received from the Fund’s investments are comprised of ordinary income and return of capital. At the time such dividends are received, the Fund allocates dividends between investment income and return of capital based on estimates. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after final tax reporting information is received. The return of capital portion

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2020

of the dividends is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments. During the period ended December 31, 2020, the Fund received $126,228 dividends allocated to return of capital. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

G.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Retail Class shares (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

H.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

I.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk for forward currency exchange contracts to the Fund includes the amount of any net unrealized appreciation on the contract. The counterparty risk for equity swaps contracts to the Fund includes the risk of loss of the full amount of any net unrealized appreciation on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Written and purchased options and futures contracts sold on an exchange do not expose the Fund to counterparty risk; the exchange’s clearinghouse guarantees the options and futures against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

J.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

K.  Derivatives – The Fund may utilize derivative instruments such as options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

L.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2020

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the period ended December 31, 2020, the Fund’s average derivative volume is described below:

	Monthly Average	Monthly Average
	Quantity	Notional Value
Long Forward Contracts	55,045,206	23,999,934
Short Forward Contracts	118,520,463	24,423,056

Statement of Assets and Liabilities

The effect of derivative instruments as of December 31, 2020:

	Statement of Assets and	Fair Value
	Liabilities Location	Assets	Liabilities
Forward Currency Contracts
Foreign Exchange	Payable for forward currency contracts, net	$—	$43,945
Total		$—	$43,945

Statement of Operations

The effect of derivative instruments on the Statements of Operations for the period ended December 31, 2020:

	Net Realized Loss on Derivatives

	Forward Currency
Derivatives	Contracts	Total
Forward Exchange Contracts	$(961,211)	$(961,211)
Total	$(961,211)	$(961,211)

	Net Change in Unrealized
	Depreciation on Derivatives

	Forward Currency
Derivatives	Contracts	Total
Forward Exchange Contracts	$(43,945)	$(43,945)
Total	$(43,945)	$(43,945)

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed in an Operating Expenses Limitation Agreement to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding 12b-1 fees – Retail Class (see Note 5), shareholder servicing fees, redemption fees, taxes, leverage interest, brokerage fees (including commissions, mark-ups and

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2020

mark-downs), any acquired fund fees and expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) do not exceed 1.30% of the Fund’s average daily net assets. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within two years after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board or the Adviser, with consent of the Board.  Waived fees and reimbursed expenses subject to potential recovery during the fiscal year of expiration are as follows:

Expiration	Amount
July 2023 to December 2023	$100,140

Fund Services acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended December 31, 2020, are disclosed in the Statement of Operations.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended December 31, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2020

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments*	$28,446,478
Gross unrealized appreciation	$15,673,894
Gross unrealized depreciation	(376,742)
Net unrealized appreciation	15,297,152
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Other accumulated losses	(595,579)
Total distributable earnings	$14,701,573

*
Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales, passive foreign investment companies, forward currency contracts, and in-kind distributions.

As of December 31, 2020, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain ordinary losses which occur during the portion of the Fund’s taxable period subsequent to December 31.  For the taxable period ended December 31, 2020, the Fund plans to defer $595,579 in late year ordinary losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended December 31, 2020 the following table shows the reclassifications made related to in-kind contributions:

Distributable
Earnings	Paid-In Capital
$6,026,750	$(6,026,750)

The tax character of distributions paid for the period ended December 31, 2020 is as follows:

	Ordinary Income*	Long-Term Capital Gain	Return of Capital	Total
2020	$—	$102,591	$21,252	$123,843

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2020

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “Plan”) for the Retail Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Retail Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to the Retail Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Retail Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Retail class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement. For the period ended December 31, 2020, the Retail Class incurred expenses of $14 pursuant to the Plan.

Distribution and fees are not subject to the Operating Expenses Limitation Agreement to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution fees will increase the expenses beyond the Operating Expenses Limitation Agreement rate of 1.30% for the Retail Class, respectively.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended December 31, 2020, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	8,054,396*	3,461,470

*	Purchases exclude $25,321,169 of securities transferred-in-kind.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2020

7.  OFFSETTING ASSETS AND LIABILITIES

During the course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. As of December 31, 2020, the Fund did not enter into any netting agreements which would require any portfolio securities to be netted.  Bannockburn Global Forex, LLC is the prime broker for forward currency contracts.

				Gross Amounts not
		Gross	Net Amounts	offset in the Statement
	Gross	Amounts	Presented	of Assets and Liabilities
	Amounts of	Offset in the	in the
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Forward Currency Contracts	$11,816	$11,816	$—	$—	$—	$—
	$11,816	$11,816	$—	$—	$—	$—
Liabilities:
Description
Forward Currency Contracts	$55,761	$11,816	$43,945	$—	$—	$43,945
	$55,761	$11,816	$43,945	$—	$—	$43,945

*	In some instances, the actual collateral pledged/received may be more than amount shown.

8.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2020, National Financial Services, for the benefit of its customers, owned more than 25% of the outstanding shares of the Fund.

9.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2020

10.  IN-KIND CONTRIBUTIONS

As part of the Fund conversion on July 23, 2020, the Kayne Anderson Renewable Infrastructure Fund received an in-kind contribution from the Kayne Renewable Energy Income Fund, LP, which consisted of $27,328,138 of securities and cash which were recorded at their current fair value. However, as the transaction was determined to be a non-taxable transaction by management, the Fund elected to retain the securities’ original cost basis for tax reporting purposes. The tax cost of the contributed securities as of July 23, 2020, was $19,075,853, resulting in unrealized appreciation on investments of $6,245,316 as of that date. As a result of the in-kind contribution, the Kayne Anderson Renewable Infrastructure Fund issued 2,732,814 shares at a $10.00 per share net asset value.

11.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the Financial statements were issued. There were no subsequent events to report that would have a material impact on the Fund’s financial statements and notes to the financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Kayne Anderson Renewable Infrastructure Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open forward currency contracts, of Kayne Anderson Renewable Infrastructure Fund (the “Fund”), a series of Series Portfolios Trust, as of December 31, 2020, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period July 23, 2020 (commencement of operations) through December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers.  Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
March 1, 2021

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Board Consideration of Investment Advisory Agreement (Unaudited)
December 31, 2020

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must approve the investment advisory agreement for any new fund of the Trust.

In this regard, at a meeting held on July 8, 2020 (the “Meeting”), the Board, including the Independent Trustees, considered and unanimously approved an advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of its series, the Kayne Anderson Renewable Infrastructure Fund (the “Fund”) and Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”), for an initial two-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in selecting Kayne Anderson to serve as the Fund’s investment adviser and approving the Advisory Agreement.

In advance of the Meeting, Kayne Anderson provided information to the Board in response to requests submitted to it by the Trust’s administrator, on behalf of the Trustees, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Kayne Anderson included materials describing, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Kayne Anderson; (ii) the investment performance of the strategy to be used in managing the Fund; (iii) the Fund’s overall fees and operating expenses and the management fees to be payable by the Fund to Kayne Anderson compared with those of a peer group of mutual funds, which had been provided to the Board in advance of a prior meeting of the Board held on April 23, 2020; (iv) Kayne Anderson’s projected profitability; and (v) other potential “fall-out” benefits Kayne Anderson may receive based on its relationship with the Fund.

In considering and approving the Advisory Agreement, the Board considered the information it believed relevant, including, but not limited to, the information discussed below. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Kayne Anderson, the Interested Trustee, and management. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Fund by Kayne Anderson under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the portfolio managers who will be primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Kayne Anderson’s plans with respect to the Fund’s investment process and portfolio strategy, the approach to security selection and the overall positioning of the Fund’s portfolio. In particular, the Board considered the Fund’s investment strategy of investing in a portfolio of renewable infrastructure companies, and noted Kayne Anderson’s experience in the energy and infrastructure spaces. The Board also received and reviewed information about Kayne Anderson’s history and organizational structure and about the Fund’s portfolio managers, Mr. J.C. Frey, Mr. Justin Campeau and Mr. Jody Meraz, noting each portfolio manager’s background and experience. The Board also noted it met with representatives from Kayne Anderson, including Mr. Frey, Mr. Campeau and Mr. Meraz via telephone at a meeting of the Board held on April 23, 2020.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2020

The Board evaluated the ability of Kayne Anderson, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance program and compliance record of Kayne Anderson.

INVESTMENT PERFORMANCE

The Board review Kayne Anderson’s process for identifying and selecting investments for inclusion in the Fund’s portfolio. The Board also received actual performance information for the Kayne Renewable Infrastructure Fund, L.P. (the “Limited Partnership”), a limited partnership managed by managed by Kayne Anderson’s on a fully discretionary basis, and Kayne Anderson’s proposal to convert the assets of the Limited Partnership into the Fund in connection with the launch of the Fund. The Trustees noted the portfolio managers had each participated in the management of the Limited Partnership. The Trust further noted the Limited Partnership had substantially similar investment objective, strategies as policies as the Fund.

FEES AND EXPENSES

The Board received and considered information regarding the Fund’s anticipated net operating expense ratios and their various expense components, including contractual and/or estimated advisory fees, administrative fees, custodian and other non-advisory fees, and fee waiver and expense reimbursement arrangements. The Board noted the Class A shares of the Fund would be offered at net asset value and would be subject to a 0.25% Rule 12b-1 distribution fee and shareholder servicing fee. The Board also considered the Fund’s anticipated net expense ratio in comparison to the average and median ratios of funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar, Inc., based on screening criteria applied by the Trust’s administrator in consultation with Kayne Anderson. The Board received a description of the methodology and screening criteria used by the Trust’s administrator to select the mutual funds and share classes in the Expense Group. The Board noted it would be able to reevaluate fees in the future in the context of future contract renewals.

The Board reviewed and considered the contractual investment management fee rate that would be payable by the Fund to Kayne Anderson for investment advisory services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in the Expense Group. The Board noted the Management Fee Rate of the Fund was within the highest quartile of the Expense Group, and above the Expense Group’s average and median rates. The Board further considered that Kayne Anderson had agreed to contractually waive its management fees and/or reimburse fund expenses to ensure total annual operating expenses of the Fund do not exceed 1.30% for at least an initial two-year term. The Board noted the net expense ratio of the Fund, excluding Rule 12b-1 fees and after applying the contractual limit, was within the second highest quartile of the Expense Group, and above the Expense Group’s average and median rates.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was reasonable in light of the services to be covered by the Advisory Agreement.

PROFITABILITY AND ECONOMIES OF SCALE

The Board acknowledged that there is no actual information about Kayne Anderson’s profitability earned from the Fund but considered information about Kayne Anderson’s projected profitability based on a set of assumptions. The Board noted that it would have an opportunity to review information about actual profitability earned from the Fund in the context of future contract renewals.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2020

With respect to possible economies of scale, the Board considered that the Fund had not yet commenced operations and that Kayne Anderson did not present the Board with information regarding the extent to which economies of scale were expected to be realized as the assets of the Fund grow. The Board acknowledged that the proposed fee waiver and expense reimbursement arrangements are a means of sharing potential economies of scale with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals.

ANCILLARY BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding potential “fall-out” or ancillary benefits to Kayne Anderson, as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. The Board also considered that Kayne Anderson did not manage any other accounts.

CONCLUSIONS

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the Fund entering into the Advisory Agreement for an initial two-year term.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Additional Information (Unaudited)
December 31, 2020

TRUSTEES AND OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite Term;	Counsel, Kohlberg Kravis	1	Independent
(born 1961)		Since	Roberts & Co. L.P.		Trustee,
		September	(2013 – 2015).		Listed Funds
		2015.			Trust
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee,
		September			First Western
		2015.			Funds Trust
(Since
May 2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired. Chief Compliance	1	None
(born 1955)		Since	Officer, United Nations
		September	Joint Staff Pension Fund
		2015.	(2009 – 2017).

Interested Trustee

Jeanine M. Bajczyk(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1965)	Trustee	Since	U.S. Bank Global Fund
		July	Services (since 2006).
2020.
Officers of the Trust
Ryan L. Roell	President	Indefinite Term;	Vice President,	Not	Not
(born 1973)	and	Since	U.S. Bank Global Fund	Applicable	Applicable
	Principal	July	Services (since 2005).
	Executive	2019.
Officer

Cullen O. Small	Vice	Indefinite Term;	Vice President,	Not	Not
(born 1987)	President,	Since	U.S. Bank Global Fund	Applicable	Applicable
	Treasurer	January	Services (since 2010).
	and Principal	2019.
Financial
Officer

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Additional Information (Unaudited) – Continued
December 31, 2020

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bank Global Fund
	Compliance	2019.	Services (since 2004).
Officer and
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bank Global	Applicable	Applicable
		June	Services Fund
		2019.	(since 2012).

Hailey S. Glaser	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1989)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2015);
		2019.	Audit Senior, Deloitte &
Touche LP
(2012 – 2015).

Kristen M. Pierson	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1979)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2017);
		2019.	Lead Fund Accountant,
UMB Fund Services, Inc.
(2006 – 2017).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2020, the Trust was comprised of 8 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Bajczyk, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Additional Information (Unaudited) – Continued
December 31, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-844-955-2963.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-955-2963. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-844-955-2963, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the year ended December 31, 2020, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for the taxation of capital gains rates. The percentage of dividends declared from ordinary income designated as QDI was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2020 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0.00%.

TAX INFORMATION

The Kayne Anderson Renewable Infrastructure Fund has elected to pass through to its shareholders the foreign taxes paid for the period ended December 31, 2020, as follows:

Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid Per Share
$204,410	$14,099	$0.002277

FOREIGN TAX CREDIT

The Kayne Anderson Renewable Infrastructure Fund has made an election under Section 853 of the Internal Revenue Code to provide to its shareholders the benefit of foreign tax credits in the per share amount designated below. Therefore, shareholders who must file a US Federal Income tax return will be entitled to a foreign tax credit or itemized deduction in an amount equal to $0.002277 per share for each share owned on December 31, 2020, in computing their tax liability.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Kayne Anderson Capital Advisors, L.P.
811 Main Street, 14th Floor
Houston, TX 77002

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street NW
Washington, DC 20036

(b)  Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal year ended December 31, 2020, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/2020
Audit Fees	$16,000

Audit-Related Fees	$0
Tax Fees	$5,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 12/31/2020
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Series Portfolios Trust

By (Signature and Title)*                    /s/ Ryan L. Roell
Ryan L. Roell, President

Date     March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Ryan L. Roell
Ryan L. Roell, President

Date     March 8, 2021

By (Signature and Title)*                    /s/ Cullen O. Small
Cullen O. Small, Treasurer

Date     March 8, 2021

* Print the name and title of each signing officer under his or her signature.